Exhibit 4.1, Form of Common Stock Certificate


                                      EAGLE

NUMBER                                                                   SHARES
EW
                                        EAGLE WIRELESS INTERNATIONAL, INC.
                                                  NAME CHANGED TO
                                               EAGLE BROADBAND, INC.

THIS CERTIFICATE IS TRANSFERABLE                     INCORPORATED UNDER THE LAWS
IN NEW YORK, NEW YORK OR                                OF THE STATE OF TEXAS
CARANFORD, NEW JERSEY
                                                          CUSIP 270024 10 1
                                                          CUSIP 269437 10 9
                                                        SEE REVERSE FOR CERTAIN
                                                             DEFINITIONS

This Certifies that





Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITH PAR VALUE OF $0.001 OF

EAGLE WIRELESS INTERNATIONAL, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof, asserts. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                 (Corporate Seal)


                                                  COUNTERSIGNED AND REGISTERED:
                                                  REGISTRAR AND TRANSFER COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                                  BY

PRESIDENT        SECRETARY                                  AUTHORIZED SIGNATURE

                       EAGLE WIRELESS INTERNATIONAL, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                    -   as tenants in common
TEN ENT                    -   as tenants by the entireties
JT TEN                     -   as joint tenants with rights of survivorship and
                               not as tenants in common
UNIF GIFT MIN ACT          -   ____________ (Cust) Custodian _______________
                               (Minor) Under Uniform Gifts to
                               Minors Act _____________ (State)

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
For Value Received, _______________________hereby sell, assign and transfer Unto (Please insert Social Security or other identifying number of assignee)

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                   Please Print or Typewrite Name and Address,
                     including Postal ZIP Code of Assignee.
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___________________________________________________________________ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
---------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________________

                NOTICE
The signature(s) to this assignment         X _________________________________
must correspond with the name(s) as                (Signature)
written upon the face of the certificate
in every particular without alternation     X _________________________________
or enlargement or any change whatever.             (Signature)

                                              THE SIGNATURE(S)
                                              MUST BE GUARANTEED
                                              BY AND ELIGIBLE
                                              GUARANTOR
                                              INSTITUTION
                                              (BANKS,
                                              STOCKBROKERS,
                                              SAVINGS AND LOAN
                                              ASSOCIATIONS AND
                                              CREDIT UNIONS WITH
                                              MEMBERSHIP IN AN
                                              APPROVED SIGNATURE
                                              GUARANTEE
                                              MEDALLION
                                              PROGRAM). PURSUANT
                                              TO S.E.C. RULE
                                              17Ad-15.

                                              SIGNATURES GUARANTEED BY:

                           DENIAL OF PREEMPTIVE RIGHTS
         The Corporation has, as set forth in its Articles of Incorporation on file in the office of the Secretary of State of the State of Texas, denied the preemptive right of its shareholders to acquire unissued or treasury shares of the Corporation. The Corporation will furnish a copy of such provision or its Articles of Incorporation to the record holder of this certificate without charge upon written request of the Corporation at its principal place of business or registered office.